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                                UMB SCOUT FUNDS

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                        Supplement dated April 1, 2005
       to the joint Prospectus and Statement of Additional Information dated April 1, 2005 for the UMB Scout Funds

This Supplement updates certain information contained in the joint Prospectus and Statement of Additional Information for the UMB Scout Funds dated April 1, 2005. You should keep this Supplement with your Prospectus and Statement of Additional Information for future reference. Additional copies of the Prospectus and Statement of Additional Information may be obtained free of charge by calling (800) 996-2862.

A meeting of shareholders of UMB Scout WorldWide Fund, Inc. was held on March 29, 2005 to approve, among a number of other items, the restructuring of that Fund from a Maryland corporation into a Delaware statutory trust. At the meeting, the Fund received sufficient votes to approve all proposals except for the restructuring, which required a higher percentage of votes.

The meeting was adjourned with respect to the restructuring proposal, to permit further solicitation of proxies and to ensure that all shareholders have additional time to exercise their voting rights. UMB Scout WorldWide Fund, Inc. will, therefore, continue to operate as a Maryland corporation until the Fund receives the required number of votes to approve the restructuring and conducts the adjourned meeting. Until that time, all references to the UMB Scout WorldWide Fund in the joint Prospectus and Statement of Additional Information relate to the Maryland corporation rather than the Delaware trust.